UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2003

                                  SPEEDUS CORP.
               (Exact name of registrant as specified in charter)

            Delaware                 000-27582             13-3853788
 (State or other jurisdiction      (Commission           (IRS Employer
        of incorporation)           File Number)       Identification No.)

                  140 58th Street, Suite 7E
                      Brooklyn, New York                      11220
         (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (718) 567-4300

                                 Not Applicable
          (Former name or former address, if changed from last report)

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

            99.1 Press release dated May 15, 2003

Item 9. Regulation FD Disclosure.

On May 15, 2003, Speedus Corp. issued a press release announcing its first quarter of fiscal 2003 results. A copy of the press release is attached as
Exhibit 99.1.

This information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Speedus Corp.


                                       By: /s/ Thomas M. Finn
                                           --------------------------------
                                       Name: Thomas M. Finn
                                       Title: Treasurer and Chief Financial
                                              Officer

Date: May 19, 2003

                                 EXHIBITS INDEX

       EXHIBIT
       NUMBER                               TITLE OF DOCUMENT
       ------                               -----------------
         99.1                               Press Release dated May 15, 2003.